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                                                                 Exhibit 10.28.1


                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

         This First Amendment to Stock Purchase Agreement ("AGREEMENT") is entered into as of May 20, 2004, by and among Standard Parking Corporation ("SPC"), SP Associates ("SP"), Waverly Partners, L.P. ("WAVERLY"), the Carol R. Warshauer GST Exempt Trust (the "TRUST" and together with SP and Waverly, the "SELLERS") and Myron C. Warshauer ("WARSHAUER"), Steamboat Industries LLC ("STEAMBOAT") and John V. Holten ("HOLTEN"). The parties to this Agreement are sometimes referred to herein as "PARTIES."

                                    RECITALS

         WHEREAS, The Parties are parties to a certain Stock Purchase Agreement entered into as of May 10, 2004 (the STOCK PURCHASE AGREEMENT").

         WHEREAS, the Parties desire to amend the Stock Purchase Agreement on the terms set forth herein.

         NOW THEREFORE, in consideration for the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1.1. AMENDMENT Paragraph 5 of the Stock Purchase Agreement is hereby amended by inserting the following at the end thereof:

             (a) "Anything contained herein to the contrary notwithstanding, if and when a prepayment of $1 million on the Promissory Notes is made as contemplated by Section 5(d) above, the Parties shall instruct the Escrow Agent to release to Steamboat that number of Pledged Shares as are equal to
(i) the amount of $1 million plus an amount of interest thereon determined at an interest rate of 11.75% per annum, cumulated quarterly, for the stated term of the Promissory Notes, divided by (ii) the price per share of the common stock of SPC offered to the public in the IPO. Based upon the example of the calculation to determine the number of Pledged Shares which is attached as SCHEDULE A to the Stock Purchase Agreement, and assuming a $15 per share price for the SPC's common stock in the IPO, the Parties agree that the number of Pledged Shares to be released would be 84,042 shares. The Parties further agree at the Closing to insert appropriate terms into the Pledge and Escrow Agreement as are consistent with the foregoing provision."

         2. NO OTHER AMENDMENTS Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Stock Purchase Agreement, which will remain unchanged and in full force and effect. In the event of any conflict between the Stock Purchase Agreement and this Amendment, this Amendment shall prevail

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         3.  COUNTERPARTS; FAX.  This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute but one agreement. The delivery by fax of a signed counterpart shall suffice as effective delivery.


                                   * * * * *




         IN WITNESS WHEREOF, each Party has signed this Amendment as of May 20, 2004:

STANDARD PARKING CORPORATION

By:      /s/ John V. Holten
   -----------------------------------------
      Name: John V. Holten
      Title:   Chairman

SP ASSOCIATES                                             WAVERLY PARTNERS, L.P.

By: SP Managers, L.P., Managing Partner

    By: Standard Managers, Inc., General Partner

By:  /s/ Patrick Meara                           By:    /s/ Myron C. Warshauer
   ---------------------------------                 ---------------------------
     Name: Patrick Meara                             Name: Myron C. Warshauer
     Title:   Vice President                         Title:   General Partner


CAROL R. WARSHAUER GST EXEMPT TRUST


By:  /s/ Myron C. Warshauer                            /s/ Myron C. Warshauer
   -----------------------------------------         --------------------------
    Name: Myron C. Warshauer                             MYRON C. WARSHAUER
    Title:   Trustee

STEAMBOAT INDUSTRIES LLC

By:      /s/ John V. Holten
   -----------------------------------------
      Name:
            --------------------------------
      Title:
               -----------------------------


         /s/ John V. Holten
-----------------------------------------------------
         JOHN V. HOLTEN



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